UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):	September 25, 2003

MERITAGE HOSPITALITY GROUP INC.
(Exact Name of Registrant as Specified in Charter)

Michigan
(State or Other Jurisdiction
of Incorporation)

0-17442 (Commission File Number)	38-2730460 (IRS Employer Identification Number)

1971 East Beltline Ave., N.E., Suite 200
Grand Rapids, Michigan 49525
(Address of Principal Executive Offices)        (Zip Code)

Registrant’s telephone number, including area code:	(616) 776-2600

Item 7.         Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.	Description of Document
99	The press release described in Item 12 below.

Exhibit 12.     Results of Operations and Financial Condition.

        Attached as Exhibit 99, and incorporated herein by reference, is the press release the Company issued on September 25, 2003, reporting the third quarter financial results.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2003	MERITAGE HOSPITALITY GROUP INC. BY: /s/Robert E. Schermer, Jr. —————————————— Robert E. Schermer, Jr. Chief Executive Officer